                      METROPOLITAN LIFE SEPARATE ACCOUNT E

          METLIFE ENHANCED PREFERENCE PLUS (R) ACCOUNT VARIABLE ANNUITY

               METLIFE FINANCIAL FREEDOM ACCOUNT (R) VARIABLE ANNUITY

                  ISSUED BY METROPOLITAN LIFE INSURANCE COMPANY
                         SUPPLEMENT DATED JUNE 23, 2008
                                       TO
                         PROSPECTUS DATED APRIL 28, 2008

This supplement provides information in addition to that contained in the Prospectus dated April 28, 2008 for the Contract. It should be read in its entirety and kept together with your Prospectus for future reference. If you would like another copy of the Prospectus, write to us at 1600 Division Road, West Warwick, RI 02893 or call us at (800) 638-7732 to request a free copy.

Certain terms used in this supplement have special meanings. If a term is not defined in this supplement, it has the meaning given to it in the Prospectus.

1. In the Table of Expenses on the top of page 7 and the bottom of page 14, delete the Minimum and Maximum Total Annual Expenses After Waiver and/or Reimbursement of Expenses of 0.28% and 1.17% and replace with the following:

                                                Minimum   Maximum
                                                -------   -------
After Waiver and/or Reimbursement of Expenses    0.28%     1.18%

        THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

1600 Division Road                                      Telephone (800) 638-7732
West Warwick, RI 02393